Conveyance  and  Operations  Transfer  Agreement
                  CONVEYANCE AND OPERATIONS TRANSFER AGREEMENT

     THIS CONVEYANCE AND OPERATIONS TRANSFER AGREEMENT (the "Agreement") is made and entered into as of the 31st day of December, 2003 (the "Execution Date"), by and among ALS FINANCING, INC., a Kansas corporation (the "Seller"), ALTERRA
HEALTHCARE CORPORATION, a Delaware corporation ("Alterra"), and EMERITUS PROPERTIES XVI, INC., a Nevada corporation (the "Purchaser").

                                    RECITALS

     A. Seller is the owner of the following: (i) the real property and improvements constituting that certain 140 unit assisted living facility known as "Wynnwood at the Palms" located at 25585 Van Leuven Street, Loma Linda, California (collectively, the "Loma Property"), as more particularly described on Exhibit A-1, (ii) the real property and improvements constituting that
    ------------
certain  113  unit assisted living facility known as "Clare Bridge at Lake Park"
   --
located at 3524 Lake Boulevard, Oceanside, California (collectively, the "Oceanside Property"), as more particularly described on Exhibit A-2, (iii) the
                                                          -----------
real property and improvements constituting that certain 37 unit assisted living facility known as "Sterling House of Broadmoor" located at 615 Southpointe Court, Colorado Springs, Colorado (collectively, the "Colorado Springs Property"), as more particularly described on Exhibit A-3, (iv) the real
                                                    ------------
property and improvements constituting that certain 21 unit assisted living facility known as "Sterling House of Augusta" located at 1611 Fairway Drive, Augusta, Kansas (collectively, the "Augusta Property"), as more particularly described on Exhibit A-4, and (v) the real property and improvements
               -------------
constituting that certain 44 unit assisted living facility known as "Sterling House of Woodland Terrace" located at 1500 Terrace Avenue, Liberal, Kansas
(collectively, the "Liberal Property"), as more particularly described on Exhibit A-5. Hereinafter, the Loma Property, the Oceanside Property, the
      ------
Colorado Springs Property, the Augusta Property and the Liberal Property may be individually referred to as a "Property" and collectively referred to as the "Properties".

     B. The Properties are subject to a loan in the original amount of Twenty Five Million and NO/100 Dollars ($25,000,000.00) (the "Loan"), made to Seller by GMAC Commercial Mortgage Corporation, a California corporation (the "Original Lender"), which Loan was assigned to LaSalle Bank National
Association,  formerly  known  as  LaSalle  National  Bank,  as Trustee for GMAC
Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C2 (the "Lender"). The Loan was made pursuant to that certain Loan Agreement dated July 30, 1998 (the "Loan Agreement") and is evidenced by that certain Promissory Note dated July 30, 1998 (the "Note"), issued by Seller in favor of Original Lender in the original principal amount of Twenty Five Million and NO/100 Dollars ($25,000,000.00). The Loan Agreement and the Note, together with any other documents executed, delivered, and/or recorded in connection with the Loan may be collectively referred to as the "Loan Documents".

     C. Each of the Properties is leased by Alterra from Seller pursuant to those certain Leases identified on Exhibit B (collectively, the "Leases").
                                        ----------
Seller is a subsidiary of Alterra. Hereinafter, Seller and Alterra may be individually referred to as an "Alterra Entity" and collectively referred to as the "Alterra Entities".

D. On January 22, 2003, Alterra, as debtor and debtor in possession, filed its voluntary petition for relief under Chapter 11 of the Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), and by Stipulation and Order filed with, and approved by, the Bankruptcy Court (the "Stipulation"), Alterra obtained the authorization necessary for the Alterra Entities to sell and transfer their respective right, title, and interest, if any, in and to the Transferred Assets (as hereinafter defined) to a purchaser approved by Lender.

E. Lender and Emeritus Corporation ("Emeritus"), the parent company of Purchaser, entered into a Letter of Intent, under which Emeritus or its designee agreed, subject to the negotiation, execution and delivery of definitive documentation, to (i) acquire the Transferred Assets from the Alterra Entities and (ii) assume the Alterra Entities' respective rights and obligations arising from and after the Closing Date under the Loan Documents (collectively, the "Transaction"). Emeritus has appointed Purchaser as its designee to consummate the Transaction.

F. In the Stipulation, Alterra consented to the Transaction and agreed to execute such documents, consents and waivers as may be reasonably required by Lender and Emeritus to consummate the Transaction; provided, however, the conveyance of the Transferred Assets shall be made without representation or warranty except to the extent specifically provided in the Stipulation.

G. The Alterra Entities, Emeritus, Purchaser and Lender have agreed to document the assumption of the Loan pursuant to the terms and conditions of that certain Loan Assumption Agreement of even date herewith entered into among the parties (the "Loan Assumption Agreement", and together with any other documents executed, delivered and/or recorded in connection therewith, the "Loan Assumption Documents").

H. The Alterra Entities and Purchaser have agreed to document the conveyance of the Transferred Assets on terms and conditions consistent with the Stipulation, all as more specifically set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

                                    AGREEMENT

     1.     THE  SELLER  ASSETS.
            -------------------

     On the terms and conditions set forth herein, Seller hereby sells and transfers to Purchaser and Purchaser hereby purchases and acquires from Seller all of Seller's right, title and interest in and to the following:

     (a) PROPERTIES. (a) REAL PROPERTY AND FACILITY. The Properties, together with all tenements, hereditaments, rights, privileges, interests, easements, and appurtenances now or hereafter belonging or in any way pertaining to the Properties.

     (b)     PERSONAL  PROPERTY.  (b)     PERSONAL  PROPERTY.  Except  for  the
Excluded Property (as defined in Paragraph 1(e)), any and all furniture, fixtures, equipment (including computer hardware and software), appliances, tools, and other tangible personal property owned by Seller as of the Closing Date (as defined in Paragraph 4(a)) and located on the Properties and used by Seller in connection with the ownership, or by Alterra in connection with the operation, of the Properties (collectively, the "Seller Personal Property"). Seller shall have no obligation to deliver the Seller Personal Property to any location other than the Properties, and Purchaser agrees that the presence of the Seller Personal Property at the Properties at Closing shall constitute delivery thereof.

     (c) MISCELLANEOUS PROPERTY. Except for the Excluded Property, all plans, drawings, surveys, applications to governmental authorities related to the development and ownership of the Properties (collectively, the "Seller Plans"); all transferable certificates of occupancy, permits, licenses, authorizations, or approvals relating to the ownership of the Properties (collectively, the "Seller Permits"); and all general intangibles, intellectual property, and other intangible property or rights relating to or used or useful in connection with the ownership of the Properties (collectively, the "Seller Intangible Property"). Hereinafter, the Seller Plans, Seller Permits, and Seller Intangible Property may be collectively referred to as the "Seller Miscellaneous Property."

     (d) IMPOSITION DEPOSITS. All deposits for impositions or other escrowed funds or reserves required to be paid or funded by Seller for the benefit of Lender under the Loan Documents, which shall include at a minimum tax reserves in the amount of $177,375.26 (collectively, the "Seller Imposition Deposits").

     (e) EXCLUDED PROPERTY. As used in this Agreement, the phrase "Excluded Property" means (i) any proprietary brochures or proprietary software of the Alterra Entities, employee manuals, training materials and videotapes, policies and procedures manuals and materials of the Alterra Entities, promotional materials relating to marketing and advertising of the Properties, marketing studies and analyses, (ii) any computer hardware, computer software (including the call light software and other software (the "Call Light Software") installed on the personal computer located at the Loma Linda Property (the "Loma Linda
PC)), motor vehicles, copiers, facsimile machines, cell phones, pagers, or other personal property located at or used in connection with the operation of the Properties which is leased or licensed by the Alterra Entities (other than the personal property owned by Seller and leased to Alterra pursuant to the Leases),
(iii) Kronos time clocks, (iv) any signage bearing the Alterra Entities' names (or any portion thereof), and (v) any trademarks or service marks owned by the Alterra Entities; provided, however, notwithstanding anything to the contrary set forth herein, Purchaser shall be entitled to use the Call Light Software until the earlier to occur of (a) ninety (90) days following the Closing Date or
(b) replacement of the Call Light Software by Purchaser (the "Software Use Period"). The Alterra Entities shall be permitted to erase the hard drive of the Loam Linda PC upon expiration of the Software Use Period but prior to installation of any replacement software by Purchaser.

     Hereinafter, the Properties, the Personal Property, the Seller Miscellaneous Property and the Seller Imposition Deposits may be collectively referred to as the "Seller Assets."

     2.     THE  ALTERRA  ASSETS.
            --------------------

     Except as otherwise specifically set forth herein with respect to the Colorado Springs Property, concurrently with the conveyance by Seller to Purchaser of the Seller Assets, on the terms and conditions set forth herein, Alterra hereby transfers and conveys to Purchaser, and Purchaser hereby accepts and assumes from Alterra, all of Alterra's right, title and interest in and to the following:

     (a) INVENTORY AND SUPPLIES. All inventory and supplies (including linens, consumables, and foodstuffs, medical supplies, office supplies, and maintenance inventories) owned by Alterra and located at the Property and used in connection with the operation of the Properties (the "Consumables"). Alterra shall have no obligation to deliver the Consumables to any location other than the Properties, and Purchaser agrees that the presence of the Consumables at the Properties at Closing shall constitute delivery thereof.

(b) ACCOUNTS, CONTRACTS AND RESIDENT FEES AND FUNDS. All accounts receivable for periods from and after the Closing Date; resident trust funds; resident deposits for periods from and after the Closing Date; the Designated Third Party Contracts (as defined in Paragraph 6(a)(ii)) but only with respect to obligations and liabilities for periods from and after the Closing Date; and, to the extent transferable, the Residency Agreements (as defined in Paragraph 6(a)(iii)) but only with respect to residency, services, or care for periods from and after the Closing Date; and the Records (as defined in Paragraph 6(c)) (the "Operations Assets").

     (c)     PERSONAL  PROPERTY.  (b)     PERSONAL  PROPERTY.  Except  for  the
Excluded Property (as defined in Paragraph 1(e)), any and all furniture, fixtures, equipment (including the Loma Linda PC and any other computer hardware and software), appliances, tools, and other tangible personal property owned by Alterra as of the Closing Date and located on the Properties and used by Alterra in connection with the operation of the Properties (collectively, the "Alterra Personal Property"). Alterra shall have no obligation to deliver the Alterra
Personal Property to any location other than the Properties, and Purchaser agrees that the presence of the Alterra Personal Property at the Properties at Closing shall constitute delivery thereof

     (d) MISCELLANEOUS PROPERTY. All plans, drawings, surveys, applications to governmental authorities related to the operation of the Properties (collectively, the "Operating Plans"); all transferable certificates of occupancy, permits, licenses, authorizations, or approvals relating to the operation of the Properties (collectively, the "Operating Permits"); and to the extent designated by Purchaser, all general intangibles, intellectual property, and other intangible property or rights relating to or used or useful in connection with the operation of the Properties, including without limitation the rights to all telephone and facsimile numbers (collectively, the "Operating Intangible Property"). Hereinafter, the Operating Plans, Operating Permits, and Operating Intangible Property may be collectively referred to as the "Miscellaneous Operating Property." The Miscellaneous Operating Property shall specifically exclude the Excluded Property.

     Notwithstanding the foregoing, the conveyance to Purchaser or its designee of the Alterra Assets related to the Colorado Springs Property shall be effective on the earlier of (i) the date on which Purchaser or its designee is licensed to operate the Colorado Springs Property or (ii) January 31, 2004, provided that such date may be extended for any period during which Purchaser or its designee is diligently and in good faith pursuing the Regulatory Clearances (as hereinafter defined) for the Colorado Springs Facility, but in no event later than March 31, 2004 (such effective date being hereinafter referred to as the "Licensure Date").

Hereinafter, the Consumables, the Operations Assets and the Miscellaneous Operating Property may be collectively referred to as the "Alterra Assets" and the Seller Assets and the Alterra Assets may be collectively referred to as the "Transferred Assets."

     3.     PURCHASE  PRICE.2.     Purchase  Price     The  purchase  price (the
            ---------------
"Purchase Price") payable by Purchaser to the Alterra Entities for the Transferred Assets shall be an amount equal to the outstanding principal balance and any accrued and unpaid interest for the month immediately prior to the
Closing Date of the Loan. The Purchase Price shall be paid by Purchaser's assumption at Closing of the Loan in accordance with the provisions of the Loan Assumption Documents.
     4.     CLOSING.3.     CLOSING
            -------        -------

     (a) CLOSING; CLOSING DATE. (a) THE CLOSING DATE. The closing (the "Closing") of the Transaction shall take place on the Execution Date and shall be effective on and as of January 1, 2004 (the "Closing Date"); provided, however, on the Closing Date, Purchaser shall lease the Seller Assets acquired by it with respect to the Colorado Springs Property back to Alterra under the terms of the Lease with respect to the Colorado Springs Property, as the same is assigned to Purchaser and amended and restated by Purchaser and Alterra pursuant to the Assignment, Amendment and Restatement of Lease Agreement (the "Colorado Lease Assignment") attached hereto as Exhibit ___ (such Lease as so assigned, amended and restated being hereinafter referred to as the "Colorado Springs
Lease") and Alterra shall continue to operate the Colorado Springs Property in accordance with the terms of the Colorado Springs Lease during the term thereof.

     (b) THE CLOSING PROCESS. (b) THE CLOSING PROCESS. Closing shall occur through escrow and accordingly, at Closing, Purchaser and the Alterra Entities, as applicable, shall deposit with Title Company (as defined in Paragraph 6(d)), which shall serve as escrow agent (the "Escrow Agent"), all documents and monies necessary to close the Transaction as herein provided. Closing of escrow shall also mean and include the recording of the Deeds (as defined in Paragraph 4(c)(i)) in the counties where the Properties are located. Closing shall occur in accordance with the procedures and instructions given by the Alterra Entities and Purchaser to the Escrow Agent prior to Closing.

     (c) SELLER DELIVERIES AT CLOSING. At Closing Seller shall deliver the following to Escrow Agent for recording and/or delivery to Purchaser, each of which shall be duly executed by Seller:

     (i) DEEDS. A Special or Limited Warranty Deed with respect to each of the Properties in the forms attached hereto as Exhibits C-1 through C-3 (the
                                                   ------------         ---
"Deeds).

     (ii) BILL OF SALE. A Bill of Sale covering the Seller Personal Property and the Seller Miscellaneous Property, in the form attached hereto as Exhibit D-1 (the "Seller Bill of Sale").
 -----------

     (iii) FIRPTA AFFIDAVIT. An affidavit signed by Seller under penalty of perjury, stating Seller's United States taxpayer identification number and that Seller is not a foreign person, in accordance with the Internal Revenue Code,
Section  1445(b)(2),  in  the  form  attached  hereto  as  Exhibit  E.
                                                           ----------

     (iv) TITLE AFFIDAVITS. Owner's affidavits with respect to each of the properties in the form attached hereto as Exhibit I.
                                                 ----------

     (v) CLOSING STATEMENT. A closing statement duly approved by Seller, Purchaser and Alterra (the "Closing Statement") and the payment of any amounts shown thereon as being due from Seller at Closing.

     (vi)     EVIDENCE  OF  AUTHORITY.  Documentation,  reasonably acceptable to
Purchaser, confirming the authority of Seller to execute and deliver this Agreement and all of the documents described in this Agreement to which Seller is a party, and to consummate the Transaction.

     (vii) LOAN ASSUMPTION DOCUMENTS. The Loan Assumption Documents to which Seller is a party.

     (vii)     COLORADO  SPRINGS  LEASE.  The  Colorado  Lease  Assignment.

     (d) ALTERRA DELIVERIES AT CLOSING. At Closing Alterra shall deliver the following to Escrow Agent for recording and/or delivery to Purchaser on the Closing Date with respect to all of the Properties other than the Colorado Springs Property and, to Purchaser or Purchaser's designee on the Licensure Date, in the case of the documents described in clauses (i), (ii), (iii) and
(iv) which relate to the Colorado Springs Property, each of which shall be duly executed by Alterra:

     (i) ASSIGNMENT AND ASSUMPTION AGREEMENT. An Assignment and Assumption Agreement with respect to the Operations Assets in the form attached hereto as Exhibit F (the "Assignment and Assumption Agreement").
 ---------

     (ii) BILL OF SALE. A Bill of Sale with respect to the Consumables, the Alterra Personal Property and the Miscellaneous Operating Property in the form of Exhibit D-2 (the "Alterra Bill of Sale").
    ------------

     (iii) RESIDENT TRUST FUNDS AND PROPERTY. A true, correct, and complete accounting (properly reconciled) of any resident trust funds and an inventory of all residents' property held by Alterra on the Closing Date or the Licensure Date, as applicable, and all of the funds and property described therein.

     (iv)     EMPLOYEE  BENEFITS.   A  true, correct, and complete accounting of
the  Employee  Benefits  (as  defined  in  Paragraph  5(l)).

     (v) LOAN ASSUMPTION DOCUMENTS. The Loan Assumption Documents to which Alterra is a party.

     (vi)     EVIDENCE  OF  AUTHORITY.  Documentation,  reasonably acceptable to
Purchaser, confirming the authority of Alterra to execute and deliver this Agreement and all of the documents described in this Agreement to which Alterra is a party, and to consummate the Transaction, including, but not limited to, reasonable evidence that the Stipulation has not been amended, rescinded or appealed.

     (vii) CLOSING STATEMENT. The Closing Statement and the payment of any amounts shown thereon as being due from Alterra at Closing.

     (viii)     COLORADO  SPRINGS  LEASE.  The  Colorado  Lease  Assignment.

     (e) PURCHASER DELIVERIES AT CLOSING. At Closing Purchaser shall deliver the following to Escrow Agent for recording and/or delivery to Seller or Alterra, as applicable, on the Closing Date or the Licensure Date, as applicable, each of which shall be duly executed by Purchaser:

     (i) THE ASSIGNMENT AND ASSUMPTION AGREEMENT. The Assignment and Assumption Agreement.

     (ii) TITLE AFFIDAVITS AND DOCUMENTS. Such documents, affidavits, and indemnities as may be required for the issuance of the Owner's Title Policies and the Endorsements in accordance with the terms of this Agreement.

     (iii) CLOSING STATEMENT. The Closing Statement and the payment of any amounts shown thereon as being due from Purchaser at Closing.

     (iv) EVIDENCE OF AUTHORITY. Documentation, reasonably acceptable to the Alterra Entities, confirming the authority of Purchaser to execute and deliver this Agreement and all of the documents described in this Agreement to which Purchaser is a party and to consummate the Transaction.

(v) REGULATORY CLEARANCES. Except with respect to the Colorado Springs Property, reasonable evidence of the receipt by Purchaser of either: (i) a license or other approval issued by the Agency to operate the Properties of the type and kind which is substantially consistent with the operations of the Properties as of the Closing Date, or (ii) reasonable assurances by the Agency that the Agency will issue a license or other approval authorizing Purchaser to operate the Properties in a manner substantially consistent with the manner that the Properties are being operated as of the Closing Date, and permission to commence such operation (collectively, the "Regulatory Clearances"). As used herein, "Agency" means, collectively, any and all agencies and departments responsible for licensure of assisted living facilities in the states of California, Kansas and Colorado. With respect to the Colorado Springs Property Purchaser shall provide evidence of the receipt of the Regulatory Clearances by Purchaser or its designee by no later than the Outside Licensure Date.

     (vi) LOAN ASSUMPTION DOCUMENTS. The Loan Assumption Documents to which Purchaser is a party.

     (vii)     COLORADO  SPRINGS  LEASE.  The  Colorado  Lease  Assignment.

     5.     CLOSING  COSTS;  PRORATIONS;  RECONCILIATION.  At Closing or, in the
            --------------------------------------------
case of the costs described in Section 5(b), on the Licensure Date, as applicable, the following costs and expenses related to the Transaction shall be allocated between the Alterra Entities, as applicable, and Purchaser (subject to a post-Closing reconciliation as set forth in Paragraph 5(k)):

(A) TRANSFER TAXES. Purchaser shall pay any state, county, or local transfer tax due and payable by virtue of the transfer of the Properties to Purchaser; provided, however, Seller shall take such action and provide such documentation as Purchaser may reasonably request in order to avoid paying such transfer taxes under applicable provisions of the Bankruptcy Code.

(B) SALES AND USE TAX. Purchaser shall pay any sales or use tax due with respect to the conveyance of the Transferred Assets to Purchaser.

(C) RECORDING FEES. Purchaser shall pay the cost of any recording fees due and payable in connection with the Transaction.

(D) OWNER'S TITLE POLICIES, ENDORSEMENTS AND SURVEYS. Purchaser shall pay the cost of (i) the Owner's Title Policies, including any additional premiums required to secure any extended coverage elected by Purchaser, (ii) any surveys required to issue the Owner's Title Policies without survey exception and (iii) the Endorsements.

(E) DUE DILIGENCE. Purchaser shall pay the cost of the any due diligence conducted by it with respect to the Transferred Assets or the Alterra Entities, including without limitation, any zoning investigations, soil studies, environmental assessments, seismic assessments, wetlands reports, appraisals, dry rot and termite inspections, structural inspections, and any litigation, bankruptcy, lien, judgment or security interest searches.

(F) ATTORNEYS' FEES. Purchaser and each of the Alterra Entities shall pay their own attorneys' fees.

(G)     ESCROW  FEES.  Purchaser  shall  pay  any  escrow  fees.

     (h) PROPERTY EXPENSES, COSTS, AND CHARGES. In recognition of the fact that Alterra is responsible for all of the costs and expense of operating the Properties under the terms of the Leases, the following items shall be prorated effective as of the Closing Date between Alterra and Purchaser other than to the extent the same relate to the Colorado Springs Property, in which case the same shall be prorated between Alterra and Purchaser or Purchaser's designee as of the Licensure Date, with Alterra responsible for such items for the period prior to the Closing Date or the Licensure Date, as applicable, but Alterra's liability therefor for the month of December, 2003 only (as to all of the Properties other than the Colorado Springs Property, and for the period from December 1, 2003 through the Licensure Date, as to the Colorado Springs Property, shall be limited to the extent funds are available therefor from operation of the Properties, and Purchaser responsible for such items for the period from and after the Closing Date or the Licensure Date as applicable:

     (i) Water, fuel, electricity, telephone, garbage collection, sewage, and other utility service charges and expenses; and

      (ii) Any other accrued and apportionable operating costs, charges, and expenses.

     Any refund or reduction in taxes applicable to any period prior to December 1, 2003, will be and remain the property of Alterra and if any such tax refund is paid to, received by, or credited to Purchaser, Purchaser shall promptly remit such payment or a check for such credit to Alterra. Alterra and Purchaser acknowledge and agree that many, if not all, of the items referenced in (ii) and
(iii) may not be readily or easily determinable as of the Closing Date, and as such will be part of the post-Closing reconciliation process more particularly described in Paragraph 5(k).

     (i)     RESIDENT  RENTS  AND  SERVICES  FEES.

(A) Except with respect to the Colorado Springs Property, resident rents and service fees for the month of Closing shall be allocated as of the Closing Date; the portion thereof allocable to all time periods prior to the Closing Date shall be credited to Alterra, and the portion thereof allocable from and after the Closing Date shall be credited to Purchaser. The parties hereby recognize and agree that all resident rents and service fees for the month of Closing will not have been collected as of the Closing Date and that Purchaser shall receive a credit at Closing in an amount equal to fifty percent (50%) of the total billed amount for resident rents and service fees for each of the Properties, other than the Colorado Springs Property, for such month. The parties acknowledge and agree that this is just an estimate and agree to reconcile such estimate post Closing in accordance with Paragraph 5(k).

     (B) With respect to the Colorado Springs Property, resident rents and service fees for the month in which the Licensure Date occurs shall be allocated as of the Licensure Date; the portion thereof allocable to all time periods prior to the Licensure Date shall be credited to Alterra, and the portion thereof allocable from and after the Licensure Date shall be credited to Purchaser or Purchaser's designee. The parties hereby recognize and agree that all resident rents and service fees for the month in which the Licensure Date occurs will not have been collected as of the Licensure Date and that Purchaser shall receive a credit on the Licensure Date in an amount equal to fifty percent (50%) of the total billed amount for resident rents and service fees for the Colorado Springs Property for such month. The parties acknowledge and agree that this is just an estimate and agree to reconcile such estimate post the Licensure Date in accordance with Paragraph 5(k).

     (j) SECURITY DEPOSITS AND MOVE-IN FEES. Alterra represents that there are no traditional security deposits posted by the residents. Security deposits, if any, posted by the residents will be transferred to Purchaser at Closing or, in the case of the Colorado Springs Property, on the Licensure Date. In some instances, Alterra collects move-in fees from residents, which fees are deemed earned on their payment by the resident to Alterra. Under limited circumstances, such as the death of the resident or if the resident's physician determines that the resident needs care not offered by Alterra within the first ninety (90) days after the resident moves into a Facility, Alterra will refund a pro-rated portion of one-half of the move-in fee. Move-in fees received by Alterra on or after December 1, 2003 which must be refunded to residents of the Properties shall be included in the reconciliations; Alterra shall refund any move-in fees received prior to December 1, 2003 to the extent refundable to residents of the Properties.

     (k)     RECONCILIATION.

(A)     Except  with respect to the Colorado Springs Property, within forty-five
(45) days after the Closing Date representatives of Alterra and Purchaser shall prepare and deliver to each other a schedule itemizing the prorations and adjustments to costs, charges, and expenses under Paragraphs 5(h), 5(i) and 5(j), together with resident rents and service fees actually collected (the "Initial Reconciliation"). The Initial Reconciliation shall include appropriate detail to identify the items being adjusted. A final reconciliation of all such expenses, costs, charges, service fees, and resident rents for each of the Properties, other than the Colorado Springs Property, shall be prepared and delivered by representatives of Purchaser and Alterra to each other within seventy-five (75) days after the Closing Date (the "Final Reconciliation"). The Final Reconciliation shall appropriately net all items to reflect the net amount owed to Purchaser or to Alterra as a result of such reconciliation. After approval by the parties of the Final Reconciliation, the party determined to owe cash as a result of such Final Reconciliation shall promptly pay such cash to the party owed such payment via wire transfer of immediately available funds to a bank account specified by such party; provided that any such amounts owing by Alterra for the period on and after December 1, 2003 shall be paid solely from funds available from operation of the Properties, other than the Colorado Springs Property, during such period and any such amounts owing to Alterra (other than management fees) for the period on and after December 1, 2003 shall be paid to Lender or as Lender shall direct.

(B) With respect to the Colorado Springs Property, within forty-five (45) days after the Licensure Date representatives of Alterra and Purchaser shall prepare and deliver to each other a schedule itemizing the prorations and adjustments to costs, charges, and expenses under Paragraphs 5(h), 5(i) and 5(j) which relate to the Colorado Springs Property, together with resident rents and service fees actually collected (the "Initial Colorado Reconciliation"). The Initial Colorado Reconciliation shall include appropriate detail to identify the items being adjusted. A final reconciliation of all such expenses, costs, charges, service fees, and resident rents for the Colorado Property shall be prepared and delivered by representatives of Purchaser and Alterra to each other within seventy-five (75) days after the Licensure Date (the "Final Colorado Reconciliation"). The Final Colorado Reconciliation shall appropriately net all items to reflect the net amount owed to Purchaser or to Alterra as a result of such reconciliation. After approval by the parties of the Final Colorado Reconciliation, the party determined to owe cash as a result of such Final Colorado Reconciliation shall promptly pay such cash to the party owed such payment via wire transfer of immediately available funds to a bank account specified by such party; provided that any such amounts owing by Alterra for the period on and after December 1, 2003 shall be paid solely from funds available from operation of the Colorado Property during such period and any such amounts owing to Alterra (other than management fees) for the period from and after December 1, 2003 through December 31, 2003 shall be paid to Lender or as Lender shall direct and for the period from and after January 1, 2004 until the Licensure Date shall be paid to or as directed by Purchaser.

(l)     EMPLOYEES  AND  EMPLOYEE  BENEFITS.

     (i)     Alterra  shall  (A)  except  with  respect  to the Colorado Springs
Property, terminate all Hired Employees (as defined in Paragraph 5(l)(ii)) effective as of 11:59:59 p.m. on the Execution Date, (B) with respect to the Colorado Springs Property, terminate all Hired Employees effective as of
11:59:59 pm on the Licensure Date, it being understood and agreed that the employees at the Colorado Springs Property shall be and remain the employees of Alterra until the Licensure Date, (C) either terminate or reassign to other duties all other employees who are not Hired Employees, and (D) pay all costs and expenses in connection with such termination or reassignment of all employees. Alterra shall pay all wages due to all employees (whether or not they are Hired Employees) as of 11:59:59 p.m. on the Execution Date or as of 11:59:59 pm on the Licensure Date, as applicable. There shall be no proration at Closing or on the Licensure Date, as applicable, of payroll for employees (whether or not they are Hired Employees), as all such employees will be terminated as of the Execution Date or the Licensure Date, as applicable.
     (ii) Purchaser is offering employment to at least two-thirds (2/3) of the employees who, on the Execution Date or the Licensure Date, as applicable, work at each Property and have been employed on an average of 20 hours or more per week in the month immediately preceding the Closing Date and have provided services solely to such Property. Such employees who accept employment with Purchaser may be referred to as the "Hired Employees." Any such employment of a Hired Employee by Purchaser shall be on such terms as Purchaser in its discretion elects. Alterra and any of its affiliates shall have the right to employ or offer to employ in any other facility or corporate offices of Alterra or its affiliates any employee of any of the Properties who declines to accept employment with Purchaser; provided, however, that Alterra and its affiliates shall not actively solicit such employment.
(iii) Purchaser and Alterra acknowledge and agree that the provisions of Paragraph 5(l)(ii) are designed, in part, to ensure that no notice is required to be given to employees of any of the Properties of the "closure" thereof under the Worker Adjustment and Restraining Notification Act (the "WARN Act") or any other comparable state law. Nothing in this Paragraph 5(l) shall, however, create any rights in favor of any person not a party hereto, including employees of any of the Properties, or constitute an employment agreement or condition of employment for any employee of Alterra or any affiliate of Alterra who is a Hired Employee.
(iv)     At  Closing  or  on  the  Licensure  Date, as applicable, Alterra shall provide an accounting of all accrued and earned paid time off due to all employees in accordance with Alterra's standard policies and state and federal law as of 11:59:59 p.m. on the Execution Date or the Licensure Date, as applicable (collectively, the "Employee Benefits"). Alterra shall be solely liable for payment of all Employee Benefits due as of 11:59:59 p.m. on the Execution Date or the Licensure Date, as applicable, to all employees (including all Hired Employees). On the next regularly occurring payday following the Closing Date or the Licensure Date, as applicable, Alterra shall pay to the employees their respective Employee Benefits in their final paychecks.
(v) Alterra acknowledges and agrees that (A) Purchaser is not assuming any of Alterra's obligations for benefits pursuant to Section 601, et seq. of ERISA and Section 4980B of the Internal Revenue Code ("COBRA"), and that the same shall remain with Alterra, (B) Purchaser shall not have any liability to any employees terminated by or at the direction of Alterra prior to the Closing Date for benefits pursuant to COBRA, and (C) Alterra shall provide required notices to all employees prior to the Closing Date pursuant to COBRA. In addition, Alterra shall offer and provide, as appropriate, group health plan continuation coverage pursuant to the requirements of Section 601 et. Seq. of ERISA and COBRA to all the employees to whom it is required to offer the same under applicable law. Purchaser in its discretion may also elect to provide group health plan coverage to Hired Employees of each of the Properties on such terms as Purchaser elects.
(vi) For a period of ninety (90) days after the Closing Date or the Licensure Date, as applicable, Alterra shall retain and continue to make available for consultation with Purchaser the Directors of Nursing, Property
Administrators and employees of Alterra who are not employed at any of the Properties but who provide essential services to any of the Properties, such as billing, collection, filing Medicaid cost reports, attending to licensing issues, and similar services, and investigating, documenting, and filing proof of claims with respect to potential claims arising under any of the Properties' insurance policies.
(m)     ACCOUNTS  RECEIVABLE.
(i) Subject to Paragraphs 5(h) and (i) with respect to the proration of revenues and expenses from operating the Properties, Alterra shall retain all unpaid accounts receivable, including, but not limited to, any arising prior to the Closing Date or the Licensure Date, as applicable, and any accounts receivable arising from rate adjustments which relate to the period prior to the Closing Date or the Licensure Date, as applicable, even if such adjustments occur from and after the Closing Date or the Licensure Date, as applicable, as of 11:59:59 p.m. on the Execution Date or the Licensure Date, as applicable, but only to the extent that such accounts receivable relate to services rendered prior to the Closing Date or the Licensure Date, as applicable, and Alterra shall provide Purchaser with copies of all records with respect thereto upon request. All accounts receivable that relate to services rendered from and after the Closing Date or the Licensure Date, as applicable, shall be the sole property of Purchaser free and clear of any liens or any security interests (other than those granted in favor of Lender and expressly assumed by Purchaser under the Loan Assumption Documents).
(ii) If at any time from and after the Closing Date or the Licensure Date, as applicable, Purchaser shall receive any payment, which payment represents payment for, or reimbursement with respect to, payments or underpayments made to Alterra for services rendered prior to the Closing Date or the Licensure Date, as applicable, then Purchaser shall remit such payments to Alterra. If at any time before or after the Closing Date or the Licensure Date, as applicable,
Alterra shall receive any payment, which payment represents payment for, or reimbursement with respect to, payments or underpayments made to Purchaser for services to be rendered from and after the Closing Date or the Licensure Date, as applicable, then Alterra shall remit such payments to Purchaser. All non-designated payments received during the first thirty (30) days after the Closing Date or the Licensure Date, as applicable, will first be applied to any pre-Closing Date accounts receivable of Alterra due from such payee and not older than sixty (60) days since the date of invoice, with the excess, if any, applied to the extent of any balances due for services rendered by Purchaser from and after the Closing Date or the Licensure Date, as applicable. All non-designated payments thereafter shall be retained by Purchaser; provided, however, that if Purchaser has been paid all amounts due from a resident during the period that Purchaser operates the applicable Property and that resident is no longer a resident of the applicable Property, any non-designated payments shall be remitted to Alterra if Alterra documents that it has a balance due from that resident.
(iii) To the extent either party receives any proceeds from the accounts receivable of the other party, both parties acknowledge that the party receiving the payment belonging to the other party shall hold the payment in trust, that neither party shall have any right to offset with respect to such accounts receivable, and that the party erroneously receiving the payment shall have no right, title or interest whatsoever in the payment and shall remit the same to the other within ten (10) days of receipt.
     6.     CONTRACTS/RECORDS.
            -----------------
(a) CONTRACTS AND RESIDENCY AGREEMENTS. Purchaser shall not be obligated to assume any leases or executory contracts of Alterra except to the extent specifically set forth herein:
     (i) The parties acknowledge and agree that prior to Closing, Alterra has provided Purchaser with copies of all current service contracts with third party vendors related to the Properties (collectively, the "Operating Contracts") and the Alterra Entities acknowledge that none of the Operating Contracts were in the name of Seller. The parties further acknowledge that prior to Closing, Purchaser has provided Alterra with written notice of any Operating Contracts it wanted Alterra to terminate, and Alterra has provided notice to the appropriate vendors to terminate such contracts effective upon Closing or the Licensure Date, as applicable, or as soon as possible after Closing or the Licensure Date, as applicable. Alterra and Purchaser acknowledge and agree that in the event any of the Operating Contracts have been terminated at the direction of Purchaser but such termination will not be effective until after the Closing Date or the Licensure Date, as applicable, as a result of the notice provisions set forth in such Operating Contracts (the "Termination Date"), if and to the extent Purchaser derives any benefit from the goods or services provided under such Operating Contracts between the Closing Date or the Licensure Date, as applicable, and the Termination Date, Purchaser shall reimburse Alterra as part of the reconciliation process for any payments under such Operating Contracts made between the Closing Date or the Licensure Date, as applicable, and the Termination Date.

(ii) All Operating Contracts that Purchaser did not specify to be terminated are set forth on ExhibitG and shall constitute the "Designated Third Party
                     --------
Contracts" for the Properties and shall be assigned by Alterra to Purchaser at Closing or to Purchaser or Purchaser's desginee on the Licensure Date, as applicable, pursuant to the Assignment Agreement; provided, however, that in no event shall Purchaser assume any liability related to goods or services provided under the Designated Third Party Contracts relating to periods prior to the Closing Date or the Licensure Date, as applicable.

(iii) To the extent permitted by applicable law, Purchaser shall assume the residency agreements for residents at the Property on the Closing Date or the Licensure Date, as applicable, for residency, services, or care provided from and after the Closing Date or the Licensure Date, as applicable (collectively, the "Residency Agreements").

(b) RECORDS. The parties acknowledge and agree that prior to Closing, to the extent authorized by applicable law, Purchaser was permitted to review the files and records physically located at each of the Properties, including without limitation all resident lists, suppliers' names, vendors' names, resident billing information, rate information, unit mix information, employment files, medical records, cost reports, surveys with plans of correction, historical financial records related to the Properties, nonproprietary electronic files, and any other nonproprietary operational information or data reasonably necessary to the operation of the Properties, and that Purchaser has notified Alterra in writing prior to Closing which files and records, if any, Purchaser wants removed from any of the Properties at Closing or on the Licensure Date, as applicable, it being understood and agreed that the files and records related to the Colorado Springs Property, including those designated by Purchaser for removal, will remain at the Colorado Springs Property until the Licensure Date. At Closing or on the Licensure Date, as applicable, Alterra shall remove the designated files and records and shall transfer to Purchaser all other files and records located at each of the Properties (collectively, the "Records"); provided, however, Alterra shall be entitled to keep copies of all of the foregoing as they deem necessary.

     7.     ADDITIONAL  COVENANTS  OF THE ALTERRA ENTITIES.  Each of the Alterra
            ----------------------------------------------
Entities on behalf of itself only and not on behalf of the other Alterra Entity does hereby covenant and agree for the benefit of Purchaser as follows:
     (a) TRANSFER OF RESIDENTS. After the Closing Date, the Alterra Entities agree not to actively solicit (or permit the active solicitation) for transfer any residents of the Properties.
     (b) NON-SOLICITATION OF EMPLOYEES. The Alterra Entities agree not to directly solicit (or permit the direct solicitation of) any of the Hired Employees for employment at any other facility owned or operated by the Alterra Entities or any affiliate thereof for a period of one year after the Closing Date with respect to all of the Properties other than the Colorado Springs Property and for a period of one year after the Licensure Date, in the case of the Hired Employees at the Colorado Springs Property.
     (c) ACCOUNTS RECEIVABLE REPORTS. After the Closing Date until all accounts receivable have been reconciled or written off by Purchaser, Alterra will provide Purchaser with copies of accounts receivable aging reports for the Properties as soon as such reports are available, but in no event later than forty-five (45) days after the end of each calendar month.
     (d) OTHER REPORTS. After the Closing Date, Alterra agrees to provide Purchaser, upon its written request, with such financial and operating reports for the Properties relating to the period prior to the Closing Date as Purchaser may request from time to time, and which can be produced on an automated basis, provided that any such request is made no later than ninety (90) days after the Closing Date with respect to all of the Properties other than the Colorado Springs Property or within ninety (90) days after the Licensure Date, in the case of the Colorado Springs Property.
     8.     POST  CLOSING  ACCESS  TO  RECORDS  AND  EXCLUDED  PROPERTY.
            -----------------------------------------------------------

(a) Subsequent to the Closing Date, Purchaser shall allow Alterra and its agents and representatives, at their sole cost and expense, to have reasonable access to (upon reasonable prior notice), and to make copies of, the books and records and supporting material of each Property relating to the period prior to the Closing Date or the Licensure Date, as applicable, to the extent reasonably necessary to enable Alterra to investigate and defend malpractice, employee, or other claims, to file or defend cost reports and tax returns, to verify accounts receivable collections, and to perform similar matters. Purchaser will maintain such books, records, and other material comprising records of each Property's operations prior to the Closing Date or the Licensure Date, as applicable, that have been received by Purchaser from Alterra or otherwise, including, but not limited to, resident records and records of resident funds, to the extent required by law, but in no event less than a period of three (3) years (provided that Purchaser will have no liability for failure to maintain any records which are destroyed as a result of a fire or other similar casualty). Notwithstanding the above, (i) Alterra shall remove from each Property any records that Purchaser requests to be removed in accordance with Paragraph 6(c), and (ii) with respect to any records that Purchaser does not request Alterra to remove at Closing or on the Licensure Date, as applicable, Purchaser may deliver any such records to Alterra at any time after Closing or the Licensure Date, as applicable, and shall thereafter not be required to maintain such records except to the extent required by law.

(b) The Alterra Parties shall have a period of fifteen (15) days after the Closing Date or the Licensure Date, as applicable, to remove Excluded Property from the Properties, at Alterra's sole cost and expense and upon reasonable prior notice.

9.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  ALTERRA  ENTITIES. Each of the
       ------------------------------------------------------------
Alterra Entities does hereby represent and warrant to Purchaser, solely on behalf of itself and not on behalf of the other Alterra Entity, as follows:

     (a) AUTHORITY, VALIDITY AND BINDING EFFECT. Subject to the provisions of the Stipulation, each of the Alterra Entities has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby to which it is a party and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by each of the Alterra Entities and, subject to the provisions of the Stipulation, is enforceable against each of the Alterra Entities in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or creditors' rights laws and general principles of equity.

     (b) PERSONAL PROPERTY AND CONSUMABLES. The Personal Property and Consumables have been maintained consistent with the operation of the Properties in the ordinary course, and the Consumables reflect supply levels required to be maintained in order to operate each of the Properties as an assisted living facility and to satisfy any minimum requirements under applicable state law.
     (c)     LEASED  PROPERTY.  Except  as  listed  on  Exhibit  H,  the Alterra
                                                        ----------
Entities do not own any computer hardware used at any of the Properties but instead all of such hardware is leased by Alterra from a third party. With the exception of the leased personal property included within the Excluded Property, the Alterra Entities have no actual knowledge of any other property that is leased at any of the Properties.

     (d) TITLE. Seller holds good and marketable title to the Seller Assets and Alterra holds good and marketable title to the Alterra Assets, in each case, free and clear of all liens and encumbrances, except for liens and encumbrances
(i) for taxes not yet due and payable, (ii) created by, or relating to, any tenants, subtenants, lessees, sublessees, residents, occupants, or other parties, other than Alterra, in possession of each of the Properties, (iii) granted in favor of Lender and expressly assumed by Purchaser under the Loan Assumption Documents and (iv) set forth on Schedule B to the Lender's Title
Policies (the liens and encumbrances described in clauses (i) through (iv) constituting "Permitted Liens").
     (e) TAX ASSESSMENTS. Alterra is not appealing any ad valorem tax assessment or otherwise engaged in a tax contest in its own name or in the name of Seller with respect to the Properties.

     (f) DECEMBER NET CASH FLOW. The "Net Cash Flow" (as defined in the Stipulation) for the month of December 2003 shall be paid by Alterra to Lender in accordance with the provisions of the Stipulation. The "Rent" (as defined in the Colorado Springs Lease) for the Colorado Springs Property shall be paid by Alterra to Purchaser as rent under the Colorado Springs Lease.

     10.     REPRESENTATIONS  AND WARRANTIES OF PURCHASER. Purchaser does hereby
             --------------------------------------------
represent  and  warrant  unto  each  of  the  Alterra  Entities  as  follows:

     (a) AUTHORITY, VALIDITY AND BINDING EFFECT. Purchaser has all necessary power and authority to carry on its business as it is now being conducted and to operate the Properties as assisted living residences. Purchaser has all necessary power and authority to enter into this Agreement and to execute all documents and instruments referred to herein or contemplated hereby and all necessary action has been taken to authorize the individual executing this Agreement to do so. This Agreement has been duly and validly executed and delivered by Purchaser and is enforceable against Purchaser in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or creditors' rights laws and general principles of equity.
     (b)     PURCHASER  ACKNOWLEDGES  THAT THE TRANSFERRED ASSETS ARE BEING SOLD
     ---
IN THEIR "AS IS - WHERE IS" WITH ALL FAULTS CONDITION AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE DEEDS. THE ALTERRA ENTITIES MAKE
                                                    =
NO  REPRESENTATION  OR  WARRANTY OF ANY KIND, EXPRESS OR IMPLIED WITH RESPECT TO
(I) THE DESIGN, CONSTRUCTION, LOCATION, SIZE, CHARACTER, PHYSICAL CONDITION OR STATE OF REPAIR OF THE TRANSFERRED ASSETS OR ANY PORTION THEREOF; (II) THE TOPOGRAPHY, DRAINAGE OR CONDITION OF THE SURFACE AND SUBSURFACE SOILS OF OR ON THE PROPERTIES, (III) THE PRESENCE OR ABSENCE OF HAZARDOUS WASTE OR HAZARDOUS SUBSTANCES ON OR FROM THE PROPERTIES; (IV) THE MERCHANTABILITY, HABITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE TRANSFERRED ASSETS, (V) THE PAST OR FUTURE TAXES OR ASSESSMENTS OF THE TRANSFERRED ASSETS, (VI) THE CONDITION OF TITLE TO THE TRANSFERRED ASSETS, OR (VII) THE COMPLIANCE OF THE TRANSFERRED ASSETS WITH ANY APPLICABLE GOVERNMENTAL REQUIREMENT OR ANY OTHER REPRESENTATION OR WARRANTY NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. BY EXECUTION OF THIS AGREEMENT, PURCHASER REPRESENTS AND WARRANTS TO THE ALTERRA ENTITIES THAT PURCHASER IS AN EXPERIENCED, SOPHISTICATED PURCHASER OF COMMERCIAL REAL ESTATE AND OPERATOR OF ASSISTED LIVING RESIDENCES, WITH KNOWLEDGE AND EXPERIENCE SUFFICIENT TO ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION, AND THAT IT IS REPRESENTED BY KNOWLEDGEABLE AND EXPERIENCED LEGAL COUNSEL OF ITS OWN CHOOSING AND AGREES THAT NEITHER THE ALTERRA ENTITIES NOR THEIR RESPECTIVE AGENTS OR REPRESENTATIVES HAVE MADE AND THAT PURCHASER HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY OF ANY KIND WHICH IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE DEEDS IN CONNECTION WITH THE SALE OF THE TRANSFERRED ASSETS OR PURCHASER'S ACTUAL PURCHASE THEREOF PURSUANT TO THE TERMS OF THIS AGREEMENT, IT BEING UNDERSTOOD AND AGREED THAT ANY SUCH PURCHASE WILL BE BASED SOLELY UPON PURCHASER'S OWN DUE DILIGENCE REVIEW AND THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH IN THIS AGREEMENT AND THE DEEDS.
                                 _______________
                              PURCHASER'S INITIALS

     (c) DECEMBER LOAN PAYMENT. Purchaser has agreed to make the January 1, 2004 debt service payment due under the Loan.

     11.     BROKER.  Each  of  Purchaser,  on  the  one  hand,  and  Seller and
             ------
Alterra, on the other hand, represents and warrants to the other that it has not retained the services of any broker or finder in connection with the Transaction and each agrees to pay any commission or finder's fee which may be due on account of this Agreement to any broker or finder allegedly employed by it and each party agrees to indemnify the other parties against any claim for any commission made by any broker allegedly employed by it.

12.     INDEMNIFICATION.
        ---------------

     (a) PURCHASER INDEMNIFICATION OF THE ALTERRA ENTITIES. Except as otherwise provided below, Purchaser shall defend, indemnify, and hold harmless the Alterra Entities from and against any and all losses, damages, costs, expenses, liabilities, obligations, and claims of any kind or any nature, whether arising in contract or tort, at law or in equity, or otherwise, from or arising out of or in connection with (i) the ownership, leasing, management, and/or operation of each of the Properties from and after the Closing Date, including, but not limited to, (A) bodily injury or property damage occurring within or about any of the Properties from and after the Closing Date, (B) labor disputes, including unfair labor practice allegations, from acts or occurrences from and after the Closing Date, and (C) accounts payable with respect to goods or services provided to any of the Properties from and after the Closing Date; and (ii) claims made by the Alterra Entities, as applicable, against Purchaser
      --
with respect to Purchaser's indemnification obligations under this Agreement, including without limitation claims relating to civil monetary penalties and fraud offsets relating to the period from and after the Closing Date; provided, however, nothing herein shall be construed as an indemnity by Purchaser of the Alterra Entities from any acts or omissions by Alterra in connection with its operation of the Colorado Springs Property from the Closing Date until the Licensure Date.
(b) SELLER INDEMNIFICATION OF PURCHASER. Seller shall defend, indemnify, and hold harmless Purchaser from and against any and all losses, damages, costs, expenses, liabilities, obligations, and claims of any kind of any nature, whether arising in contract or tort, at law or in equity, or otherwise, from or arising out of or in connection with (i) the ownership of each of the Properties prior to the Closing Date and (ii) claims made by Purchaser against Seller with respect to the Seller's indemnification obligations under this Agreement.
     (c) ALTERRA INDEMNIFICATION OF PURCHASER. Alterra shall defend, indemnify, and hold harmless Purchaser from and against any and all losses, damages, costs, expenses, liabilities, obligations, and claims of any kind of any nature, whether arising in contract or tort, at law or in equity, or otherwise, from or arising out of or in connection with (i) the leasing, management and/or operation of the Properties, other than the Colorado Springs Property prior to the Closing Date and the leasing, management and/or operation of the Colorado Springs Property prior to the Licensure Date, including, but not limited to, (A) bodily injury or property damage occurring within or about any of the Properties prior to the Closing Date or the Licensure Date, as applicable, (B) labor disputes, including unfair labor practice allegations, from acts or occurrences prior to the Closing Date or the Licensure Date, as applicable, and (C) accounts payable with respect to goods or services provided to the Properties prior to the Closing Date or the Licensure Date, as applicable, and which have not been assumed by Purchaser under this Agreement or which are not subject to proration hereunder and (ii) claims made by Purchaser
                                                   ----
against Alterra with respect to the Alterra's indemnification obligations under this Agreement including without limitation claims relating to civil monetary penalties and fraud offsets relating to the period prior to the Closing Date or the Licensure Date, as applicable.

(d) CLAIMS. As soon as is reasonably practicable after the Alterra Entities, on the one hand, or Purchaser, on the other hand, becomes aware of any claim that it has to recover against the other under this Paragraph 12 the party to be indemnified (the "Indemnified Party") shall notify the other party (the "Indemnifying Party") in writing, which notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated, if necessary and to the extent feasible) of the claim. The failure of any Indemnified Party to promptly give any Indemnifying Party such notice shall not preclude such Indemnified Party from obtaining indemnification under this Agreement, except to the extent that such Indemnified Party's failure has materially prejudiced the Indemnifying Party's rights or materially increased its liabilities and obligations hereunder. In the event of a third party claim which is subject to indemnification under this Agreement, the Indemnifying Party shall promptly defend such claim by counsel of its own choosing, subject to the approval of the Indemnified Party, which approval shall not unreasonably be withheld, and the Indemnified Party shall cooperate with the Indemnifying Party in the defense of such claim including the settlement of the matter on the basis stipulated by the Indemnifying Party (with the Indemnifying Party being responsible for all costs and expenses of such settlement). If the Indemnifying Party within a reasonable time after notice of a claim fails to defend the Indemnified Party, the Indemnified Party shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of and for the account and risk of the Indemnifying Party.
     13.     MISCELLANEOUS.
             -------------

     (a) NOTICES. Any notice, request, or other communication (the "Notice") to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by hand delivery or facsimile transmission to the following addresses:

TO  SELLER:                    ALS  Financing,  Inc.
     c/o  Alterra  Healthcare  Corporation
10000  Innovation  Drive
Milwaukee,  WI  53226
Attn:  Kristin  Ferge,  Vice  President  of  Finance
Telephone  No.:  414/918-5506
     Facsimile  No.:   414/918-5055

With  copy  to               Rogers  &  Hardin
     (which  shall  not          2700  International  Tower
constitute  notice):     229  Peachtree  Street,  N.W.
     Atlanta,  Georgia  30303-1601
Attn:  Carolyn  B.  Dobbins,  Esq.
Telephone  No.:  404/420-4644
Facsimile  No.:   404/525-2224

TO  ALTERRA:                    Alterra  Healthcare  Corporation
     10000  Innovation  Drive
Milwaukee,  WI  53226
Attn:  Kristin  Ferge,  Vice  President  of  Finance
Telephone  No.:  414/918-5506
     Facsimile  No.:   414/918-5055

With  copy  to               Rogers  &  Hardin
     (which  shall  not          2700  International  Tower
constitute  notice):     229  Peachtree  Street,  N.W.
     Atlanta,  Georgia  30303-1601
Attn:  Carolyn  B.  Dobbins,  Esq.
Telephone  No.:  404/420-4644
Facsimile  No.:   404/525-2224

TO  PURCHASER:               Emeritus  Properties  XVI,  Inc.
     c/o  Emeritus  Corporation
     3131  Elliott  Avenue
Suite  500
Seattle,  WA  98121-1031
     Attn:  Bill  Shorten,  Director  of  Real  Estate  Finance
Telephone  No.:  (206)  298-2909
Facsimile  No.:  (206)  301-4500

With  copy  to               The  Nathanson  Group
     (which  shall  not          1520  Fourth  Avenue
constitute  notice):     Sixth  Floor
                         Seattle,  WA  98101
                         Attn:  Randi  S.  Nathanson,  Esq.
     Telephone  No.:  (206)  623-6239
Facsimile  No.:  (206)  623-1738

or to such other address as any party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a business day, or if not, on the first business day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation (electronic or verbal) that such Notice was received at the number specified above.
     (b) MUTUAL WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT.
(c) ARBITRATION. In case any controversy arises between the parties hereto as to any of the provisions of this Agreement or the performance thereof, and the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be decided by arbitration. The arbitration shall be conducted by three arbitrators selected in accordance with the rules and procedures of the American Arbitration Association. The decision of the arbitrators shall be final and binding, and judgment may be entered thereon in any court of competent jurisdiction. The decision shall set forth in writing the basis for the decision. In rendering the decision and award, the arbitrators shall not add to, subtract from, or otherwise modify the provisions of this Agreement. The expense of the arbitration shall be divided between the Alterra Entities, on the one hand, and Purchaser, on the other hand, unless otherwise specified in the award. Each party in interest shall pay the fees and expenses of its own counsel. The arbitration shall be conducted in Seattle, Washington. In any arbitration, the parties shall be entitled to conduct discovery in the same manner as permitted under Federal Rules of Civil Procedure 26 through 37, as amended. No provision in this Paragraph shall limit the right of any party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration, and the exercise of such remedies does not constitute a waiver of the right of any party to arbitration.
(d) ENTIRE AGREEMENT, AMENDMENT; WAIVER. This Agreement together with the other agreements referred to herein, constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions, and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the parties hereto. No waiver of any term, provision, or condition of this Agreement, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision, or condition or as a waiver of any other term, provision, or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition, or rights granted hereunder.
(e) ASSIGNMENT. Neither this Agreement nor the rights, duties, or obligations arising hereunder shall be assignable or delegable by any party hereto without the express prior written consent of the other parties; provided, however, that, (i) any assignment by Purchaser may only be to a party who will have all necessary Regulatory Clearances to operate each of the Properties as of the Closing Date, and (ii) this Agreement may be assigned as a matter of law to either of the Alterra Entities.
(f) JOINT VENTURE; THIRD PARTY BENEFICIARIES. Nothing contained herein shall be construed as forming a joint venture or partnership among the parties hereto with respect to the subject matter hereof. The parties hereto do not intend that any third party shall have any rights under this Agreement.
(g) REPRESENTATION BY COUNSEL. The parties hereto acknowledge that they have been represented by independent legal counsel of their choosing throughout all of the negotiations which preceded the execution of this Agreement, and that each party has executed this Agreement with the consent and on the advice of such independent legal counsel. This Agreement is a negotiated document. As a result, any rule of construction providing for any ambiguity in the terms of this Agreement to be construed against the draftsperson of this Agreement shall be inapplicable to the interpretation of this Agreement.
(h) ATTORNEYS' FEES. If any legal action or arbitration proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable and documented attorneys' fees and other costs actually incurred in that action in addition to any other relief to which it or they may be entitled.
(i) CAPTIONS. The section headings contained herein are for convenience only and shall not be considered or referred to in resolving questions of interpretation.
(j) COUNTERPARTS. This Agreement may be executed in one or more counterparts and all such counterparts taken together shall constitute a single original Agreement.
     (k) RECITALS, SCHEDULES, AND EXHIBITS. Each recital set forth and schedule and exhibit referenced in this Agreement is incorporated and becomes an integral part of this Agreement.

(l) TIME OF THE ESSENCE. Time is of the essence of this Agreement and of all of the terms and provisions of this Agreement.

     (m) SEVERABILITY. Should any one or more of the provisions of this Agreement be determined to be invalid, unlawful, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     (n) SURVIVAL. All covenants, indemnities, warranties, and representations of each of the Alterra Entities and Purchaser set forth herein shall survive the date of Closing for a period of twelve (12) months and shall not merge into the Deeds and the recordation of them in the official records.
(o) FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver any and all further agreements, documents, or instruments necessary to effectuate this Agreement and the Transaction contemplated hereunder or reasonably requested to perfect or evidence the parties' rights hereunder.
     (p) ANNOUNCEMENTS. Each of the parties hereto agrees that any communications to the residents and/or employees of the Properties regarding the terms of this Agreement and the Transaction contemplated hereunder shall be mutually acceptable to the parties hereto unless required to be made pursuant to court order or law.

     (q) GOVERNING LAW. This Agreement shall be governed by, interpreted, construed, applied, and enforced in accordance with the laws of the State of Washington applicable to contracts between residents of the State of Washington which are to be performed entirely within the State of Washington, regardless of
(i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or
(iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of the jurisdiction other than the State of Washington; or (vii) any combination of the foregoing.
(r) CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described herein, the day of the act or event on which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included, unless such last day is a Saturday, Sunday or legal holiday, in which event the period shall run until the next day which is not a Saturday, Sunday or a legal holiday.
     (s) CONSTRUCTION. Any and all references herein to the phrase "the Closing Date or the Licensure Date, as applicable" or "the Execution Date or the Licensure Date, as applicable" or words of similar import shall mean the Closing Date or the Execution Date, with respect to all of the Properties other than the Colorado Springs Property, and the Licensure Date, with respect to the Colorado Springs Property.


                 [THE NEXT FOLLOWING PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the Execution Date.

SELLER:                    ALS  FINANCING,  INC.,  A  KANSAS  CORPORATION

                    By:   /s/  Mark W. Ohlendorf
                               Mark W. Ohlendorf
                    Its:     Vice President


ALTERRA  HEALTHCARE  CORPORATION,  A  DELAWARE  CORPORATION


                    By:   /s/  Mark W. Ohlendorf
                               Mark W. Ohlendorf
                    Its:     President

PURCHASER:     EMERITUS  PROPERTIES  XVI,  INC.,  A  NEVADA  CORPORATION

          By:     /s/  William M. Shorten
                       William M. Shorten
          Its:     Director of Real Estate Finance

                            EXHIBITS A-1 THROUGH A-5
                               LEGAL DESCRIPTIONS

                                   EXHIBIT A-1
                                   -----------
                                 (Loma Property)

Parcel 1 of Parcel Map 7277, in the City of Loma Linda, County of San Bernardino, State of California, as per Map recorded in Book 83, Page 24, of Parcel Maps, in the Office of the County Recorder of said County.

                                   EXHIBIT A-2
                                   -----------
                              (Oceanside Property)


Parcel 1 of Parcel Map No. 7252 in the City of Oceanside, County of San Diego, State of California, as filed in the Office of the County Recorder of San Diego, May 11, 1978 as File No. 78-191830, Official Records.

EXCEPTING  one  half of all petroleum and gas, if any, and allied hydrocarbonous
---------
substances as reserved by the Vista Irrigation District by Deed recorded July 17, 1945 in Book 1901, Page 429, excepting the right to enter upon said land as quitclaimed by the Vista Irrigation District, recorded June 18, 1987 as Instrument No. 87-340401.

                                     ------
                                   EXHIBIT A-3
                                   -----------
                           (Colorado Springs Property)

Lot 1, Southpointe Subdivision, City of Colorado Springs, County of El Paso, State of Colorado as recorded in Plat Book F-5 at Page 91 under Reception No. 94015937 of the Records of El Paso County, Colorado.

                                     ------
                                   EXHIBIT A-4
                                   -----------
                               (Augusta Property)

Lot Numbered 1, in Block Numbered 3, in Country Club First Addition to the City of Augusta, in Butler County, Kansas, Except the North 160.75 feet thereof.
                                           ------

Together with an easement for ingress and egress and for surface drainage across the West 50 feet of the North 160.75 feet of Lot Numbered 1, in Block Numbered 3, in Country Club First Addition to the City of Augusta, Kansas, as granted in Easement filed May 7, 1991 in Book 592, at Page 484.

                                   EXHIBIT A-5
                                   -----------
                               (Liberal Property)


The South 420 feet of Block 1, Woodland Terrace Addition to the City of Liberal, Seward County, Kansas, more particularly described as follows: Beginning at the southwest corner of said Block 1; thence N 0010'40" W along the west line of said Block 1, a distance of 420.00 feet; thence N 8959'58" E a distance of
458.22 feet to a point on the westerly right-of-way of Terrace Avenue (having an 80 foot right-of-way); thence continuing along said right-of-way on a curve to the right having a radius of 260 feet an arc distance of 99.39 feet to a point; thence continuing along said right-of-way S 1959'58" W a distance of 103.73 feet to a point; thence continuing along said right-of-way on a curve to the left having a radius of 380 feet an arc distance of 132.64 feet to a point; thence continuing along said right-of-way S 0000'02" E a distance of 95 feet to the southeast corner of said Block 1, said point also being located at the intersection of the westerly right-of-way of Terrace Avenue and the northerly right-of-way of 15th Street (having a 100 foot right-of-way); thence S 8959'58" W along the northerly right-of-way of 15th Street a distance of 382.99 feet to the Point of Beginning.

                                    EXHIBIT B
                              DESCRIPTION OF LEASES

Lease  Agreement  dated  as  of  July  30, 1998, between ALS Financing, Inc., as
--------------------------------------------------------------------------------
Lessor,  and  Alterra Healthcare Corporation, f/n/a Alternative Living Services,
--------------------------------------------------------------------------------
Inc.,  as  Tenant,  with respect to the real property, improvements and fixtures
--------------------------------------------------------------------------------
located  in  Loma  Linda,  California,  including  the  assisted living facility
--------------------------------------------------------------------------------
commonly  known  as  "Crossings  at  the  Palms"
------------------------------------------------
Lease  Agreement  dated  as  of  July  30, 1998, between ALS Financing, Inc., as
--------------------------------------------------------------------------------
Lessor,  and  Alterra Healthcare Corporation, f/n/a Alternative Living Services,
--------------------------------------------------------------------------------
Inc.,  as  Tenant,  with respect to the real property, improvements and fixtures
--------------------------------------------------------------------------------
located  in  Oceanside,  California,  including  the  assisted  living  facility
--------------------------------------------------------------------------------
commonly  known  as  "Lake  Park  Villas"
-----------------------------------------
Lease  Agreement effective upon the issuance by the State of Colorado Department
--------------------------------------------------------------------------------
of  Health  and  Environment  of  a  Personal Care Boarding Home license for the
--------------------------------------------------------------------------------
Facility known as "Sterling House at Broadmoor", between ALS Financing, Inc., as
--------------------------------------------------------------------------------
Lessor,  and  Alterra Healthcare Corporation, f/n/a Alternative Living Services,
--------------------------------------------------------------------------------
Inc.,  as  Tenant,  with respect to the real property, improvements and fixtures
--------------------------------------------------------------------------------
located  in  Colorado  Springs, Colorado, including the assisted living facility
--------------------------------------------------------------------------------
commonly  known  as  "Sterling  House  of  Broadmoor"
-----------------------------------------------------
Lease  Agreement  dated  as  of  July  30, 1998, between ALS Financing, Inc., as
--------------------------------------------------------------------------------
Lessor,  and  Alterra Healthcare Corporation, f/n/a Alternative Living Services,
--------------------------------------------------------------------------------
Inc.,  as  Tenant,  with respect to the real property, improvements and fixtures
--------------------------------------------------------------------------------
located  in  Augusta,  Kansas,  including  the assisted living facility commonly
--------------------------------------------------------------------------------
known  as  "Sterling  House  of  Augusta"
-----------------------------------------
Lease  Agreement  dated  as  of  July  30, 1998, between ALS Financing, Inc., as
--------------------------------------------------------------------------------
Lessor,  and  Alterra Healthcare Corporation, f/n/a Alternative Living Services,
--------------------------------------------------------------------------------
Inc.,  as  Tenant,  with respect to the real property, improvements and fixtures
--------------------------------------------------------------------------------
located  in  Liberal,  Kansas,  including  the assisted living facility commonly
--------------------------------------------------------------------------------
known  as  "Woodland  Terrace"
------------------------------

                                   EXHBIT C-1
                                      DEED
                                  (CALIFORNIA)

                                   )
RECORDING  REQUESTED  BY               )
AND  WHEN  RECORDED  RETURN  TO:          )
     )
Randi  S.  Nathanson,  Esq.          )
The  Nathanson  Group  PLLC          )
1520  Fourth  Avenue          )
Sixth  Floor          )
Seattle,  WA  98101          )
                                                                            )
-----------------------------------------------------------------------------
(Space  above  this  line  for  recorder's  use)

(A.P.N.:  _____________)

Mail  Tax  Statements  To:

Emeritus  Corporation
3131  Elliott  Avenue
Suite  500
Seattle,  WA  98121
Attn:  Tax  Department

(Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this Grant Deed in accordance with the provisions of Section 11932 of the California Revenue and Taxation Code.)

     GRANT  DEED
     -----------

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, ALS Financing, Inc., a Kansas corporation, hereby grants to Emeritus Properties XVI, Inc., a Nevada corporation, all of that real property described with particularity in Exhibit "A" attached hereto and incorporated herein located in the County of [San Bernardino/San Diego], State of California (the "Property"), subject to those covenants, conditions, and restrictions of record and other matters which are described in Exhibit B hereto; provided, however, notwithstanding anything herein to the contrary, Grantor does hereby guarantee the quiet possession of the Property only against the claims of those claiming any right, interest or title through Grantor and Grantor will warrant and defend the Property against all lawful claims of those claiming any right, interest or title through Grantor; but Grantor does not warrant title against those claiming an interest that arose prior to, or separate from, Grantor's interest in the Property.

     IN WITNESS WHEREOF, ALS Financing, Inc. has executed this Grant Deed on the day and year set forth below.

                         ALS  Financing,  Inc.,  a  Kansas  corporation

Date:  ______________          By:     ___________________________

Its:     ___________________________

                                 ACKNOWLEDGMENT


State  of  _____________     )
     )     ss.
County  of  ___________     )

     On[date] before me,[name of notary], personally appeared, personally known to me, or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS  my  hand  and  official  seal.


     ____________________________
     ----------------------------
                (seal)                    Notary  Public

                                   EXHIBIT C-2
                                      DEED
                                   (COLORADO)
              RECORDED AT _______________ O'CLOCK ___M.___________

                                   RECORDER'S
                                                               STAMP
               RECEPTION NO. _____________________________RECORDER


                              SPECIAL WARRANTY DEED

THIS DEED, made this ___________ day of December, 2003, between ALS Financing, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Kansas, grantor, and Emeritus Properties XVI, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Nevada, whose legal address is 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121-1031, grantee;

WITNESSETH, that the grantor, for and in consideration of the sum of _______________________ DOLLARS the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold, and conveyed, and by these presents does grant, bargain, sell, convey, and confirm, unto grantee, its heirs, successors, and assigns forever, all the real property, together with the improvements, if any, situate, lying, and being in the County of El Paso, State of Colorado, described as follows:
                           [insert legal description]
Also  known  by  street  and  number  as:  ______________________:

Assessor's  schedule  or  parcel  number:  _____________________:

TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues, and profits thereof, and all the estate, right, title, interest, claim, and demand whatsoever of the grantor, either in law or equity, of, in, and to the above bargained premises, with the hereditaments and appurtenances;

SUBJECT TO, those easements, restrictions and other matters set forth in Exhibit B;

TO HAVE AND TO HOLD the said premises above bargained and described with the appurtenances, unto the grantee, its heirs, successors, and assigns forever. The grantor, for itself, its successors and assigns, does covenant and agree that it shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantee against all and every person or persons claiming the whole or any part thereof by, through, or under grantor, but grantor does not warrant title against those claiming an interest that arose prior to, or separate from, grantor's interest in the said premises.

     IN WITNESS WHEREOF, the grantor has caused its corporate name to be hereunto subscribed by its _______ , and its corporate seal to be hereunto affixed, the day and year first above written.


                              ALS  FINANCING,  INC.,  a  Kansas  corporation

                              By:     ____________________________
                              Its:     ____________________________

STATE  OF  ___________________     }
                              }  ss.
County  of  ____________________     }

The foregoing instrument was acknowledged before me this ________ day of December, 2003, by ___________________ as ________ of ALS Financing, Inc., a
Kansas  corporation.

Witness  my  hand  and  official  seal.
---------------------------------------
Notary  Public

My  commission  expires:

 ____________________.

Prepared  by  and  when
Recorded  return  to:

Randi  S.  Nathanson
The  Nathanson  Group  PLLC
1520  Fourth  Avenue,  6th  Floor
Seattle,  WA  98101

                                   EXHIBIT C-3
                                      DEED
                                    (KANSAS)
     SPECIAL  WARRANTY  DEED

     On  this  _______ day of ____________________, 2003, ALS Financing, Inc., a
Kansas corporation, Grantor, conveys and grants to Emeritus Properties XVI, Inc., a Nevada corporation, Grantee, all of the following real estate ("Property") in [Seward/Butler] County, Kansas described on Exhibit A attached for the sum of ten dollars and other valuable consideration,

     EXCEPT AND SUBJECT TO: Those easements, restrictions and other matters set forth on Exhibit B.

     Grantor, for Grantor and Grantor's successors and assigns, guarantees the quiet possession of the Property only against the claims of those claiming any right, interest or title through Grantor and Grantor will warrant and defend the Property against all lawful claims of those claiming any right, interest or title through Grantor; but Grantor does not warrant title against those claiming an interest that arose prior to, or separate from, Grantor's interest in the Property.

     IN WITNESS WHEREOF, the Grantor has executed this special warranty deed on and as of the day and year first above written.

          ALS  Financing,  Inc.,  a  Kansas  corporation

          By:     ___________________
          Its:     ___________________

STATE  OF___________________)
                                                       )  ss:
COUNTY  OF_________________)

     This instrument was acknowledged before me on December ____, 2003, by the ______________________ of ALS Financing, Inc., a Kansas corporation, on behalf of the corporation.

My  Appointment  Expires:

____________________
Notary  Public

                                   EXHIBIT D-1
                           FORM OF SELLER BILL OF SALE

     This Bill of Sale is being executed and delivered in accordance with the provisions of that certain Conveyance and Operations Transfer Agreement dated December 31, 2003 (the "Purchase Agreement"), executed among ALS Financing, Inc., a Kansas corporation (the "Seller"), Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), and Emeritus Properties XVI, Inc., a Nevada corporation (the "Purchaser"). Any term used but not defined in this Bill of Sale shall have the meaning ascribed to such term in the Purchase Agreement.

In consideration of Ten Dollars and NO/100 ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby grant, bargain, sell, convey, and transfer to Purchaser, all of Seller's right, title, and interest, if any, in and to, all and singular, the Seller Personal Property, the Seller Miscellaneous Property and the Seller Imposition Deposits, free and clear of all liens and encumbrances except for the Permitted Liens.

Except to the extent specifically set forth in the Purchase Agreement, Seller makes no representations or warranties of any kind with respect to the Seller Personal Property, the Seller Miscellaneous Property or the Seller Imposition Deposits and the Seller Personal Property, the Seller Miscellaneous Property and the Seller Imposition Deposits are hereby conveyed by Seller to Purchaser in its current "AS IS", "WHERE IS" "WITH ALL FAULTS" condition.

Dated  this  31st  day  December,  2003  and  effective  as  of January 1, 2004.

ALS  FINANCING,  INC.,  A  KANSAS  CORPORATION

                         By:     ________________________
                         Its:     ________________________

                                   EXHIBIT D-2
                          FORM OF ALTERRA BILL OF SALE

     This Bill of Sale is being executed and delivered in accordance with the provisions of that certain Conveyance and Operations Transfer Agreement dated December 31, 2003 (the "Purchase Agreement"), executed among ALS Financing, Inc., a Kansas corporation (the "Seller"), Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), and Emeritus Properties XVI, Inc., a Nevada corporation (the "Purchaser"). Any term used but not defined in this Bill of Sale shall have the meaning ascribed to such term in the Purchase Agreement.

In consideration of Ten Dollars and NO/100 ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alterra does hereby grant, bargain, sell, convey, and transfer to Purchaser, all of Alterra's right, title, and interest, if any, in and to, all and singular, the Consumables, the Alterra Personal Property and the Miscellaneous Operating Property, free and clear of all liens and encumbrances except for the Permitted Liens.

Except to the extent specifically set forth in the Purchase Agreement, Alterra makes no representations or warranties of any kind with respect to the Consumables, the Alterra Personal Property and the Miscellaneous Operating Property and the Consumables, the Alterra Personal Property and the Miscellaneous Operating Property are hereby conveyed by Alterra to Purchaser in their current "AS IS", "WHERE IS" "WITH ALL FAULTS" condition.

Dated this 31st day of December, 2003 and effective as of ____________, 2004 [INSERT JANUARY 1 OR LICENSURE DATE, AS APPLICABLE].


                         ALTERRA  HEALTHCARE  CORPORATION,  A
DELAWARE  CORPORATION

                         By:     _______________________
                         Its:     _______________________

                                    EXHIBIT E

                                FIRPTA AFFIDAVIT

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of certain premises located in Loma Linda, California, Oceanside, California, Colorado Springs, Colorado, Augusta, Kansas, and Liberal, Kansas, as more particularly described in Exhibits A1-A5 attached hereto, the
                                             --------------
undersigned hereby certifies the following on behalf of ALS Financing, Inc., a Kansas corporation ("Seller"):

1. Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

     2.     Seller's  taxpayer  identification  number  is_________________.

     3. Seller's office address is c/o Alterra Healthcare Corporation, 10000 Innovation Drive, Milwaukee, Wisconsin, 53226.

     4. Seller understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller this 31st day of December, 2003.

                         ALS  FINANCING,  INC.,  A  KANSAS  CORPORATION

                    By:     _______________________
                    Its:     _______________________

                                    EXHIBIT A
                             (TO FIRPTA CERTIFICATE)

               --INCLUDE LEGAL DESCRIPTIONS FOR ALL 5 PROPERTIES-

                                    EXHIBIT F
                          FORM OF ASSIGNMENT AGREEMENT

     This Assignment Agreement (the "Agreement") is made and entered into December 31, 2003 and effective as ______________, 2004 [INSERT JANUARY 1 OR LICENSURE DATE, AS APPLICABLE], by and between Alterra Healthcare Corporation, a Delaware corporation ("Assignor"), and Emeritus Properties XVI, Inc., a Nevada corporation ("Assignee").

     RECITALS

     A. Assignor, ALS Financing, Inc. and Assignee have entered into that certain Conveyance and Operations Transfer Agreement dated December 31, 2003 (the "Purchase Agreement"). Any term used but not defined in this Agreement shall have the meaning ascribed to such term in the Purchase Agreement.

     B. Under the terms of the Purchase Agreement, on the [Closing Date/Licensure Date], Assignor agreed to convey and transfer to Assignee all of Assignor's right, title, and interest in and to, all and singular, the Operations Assets.

     C. Assignor and Assignee are desirous of documenting the terms and conditions of said assignment and assumption.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

     AGREEMENT

     1.  Assignment.  As  of  the  [Closing  Date/Licensure Date], Assignor does
         ----------
hereby assign, transfer and convey to Assignee all of Assignor's right, title, and interest, in and to the Operations Assets.

2.  Assumption.  As  of  the [Closing Date/Licensure Date], Assignee does hereby
    ----------
accept the assignment, transfer and conveyance of Assignor's right, title, and interest, in and to the Operations Assets.

3. No Assumption of Liability. Nothing herein shall be construed as imposing any
   --------------------------
liability on Assignee with respect to the Operations Assets as a result of the acts or omissions of Assignor prior to the [Closing Date/Licensure Date] or as imposing any liability on Assignor with respect to the Operations Assets as a result of the acts or omissions of Assignee from and after the [Closing Date/Licensure Date].

     4.  Governing  Law/Amendment.  This  Agreement  shall  be  governed  by and
         ------------------------
construed in accordance with the laws of the State of Washington and may not be amended or modified except by written instrument signed by the parties hereto.

     5.  Counterparts.  This  Agreement may be executed in counterparts, each of
         ------------
which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement via telephone facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     6. Attorneys' Fees. In the event of a dispute among the parties hereto with
        ---------------
respect to the subject matter hereof, the prevailing party in any such dispute shall be entitled to collect from the other any and all attorneys' fees and costs.

     7.  Entirety. This Agreement represents the entire agreement of the parties
         --------
with respect to the subject matter hereof, it being understood and agreed that nothing herein shall affect the rights and obligations of Assignor and Assignee under the Purchase Agreement.

     8.  Notices. Any notice, request, or other communication to be given by any
         -------
party hereunder shall be in writing and shall be sent to the parties and in the manner specified in the Purchase Agreement.

     9.  Severability. Should any one or more of the provisions hereof be deemed
         ------------
to be invalid or unenforceable said determination shall not affect the validity or enforceability of the remaining terms hereof.

     10.  Captions.  The  captions  in  this  Agreement  have  been inserted for
          --------
convenience of reference only and shall not be construed to define or to limit any of the terms or conditions hereof.

     11.     AS IS.  Except to the extent specifically set forth in the Purchase
             ------
Agreement, Assignor makes no representations or warranties of any kind with respect to the Operations Assets.

IN WITNESS WHEREOF, the parties hereby execute this Agreement effective as of the day and year first set forth above.

ASSIGNOR:
                         ALTERRA  HEALTHCARE  CORPORATION,  A
                         DELAWARE  CORPORATION

                    By:     _______________________
                    Its:     _______________________

ASSIGNEE:     EMERITUS  PROPERTIES  XVI,  INC.,  A  NEVADA  CORPORATION

          By:     __________________________
                         Its:     __________________________

                                    EXHIBIT G
                        DESIGNATED THIRD PARTY CONTRACTS

                                      NONE

THERE  ARE  NO  DESIGNATED  THIRD  PARTY  CONTRACTS.   PURCHASER  WILL ASSUME NO
OPERATING  CONTRACTS.

                                    EXHIBIT H
                             OWNED COMPUTER HARDWARE



Computer  Hardware  Owned  By  Alterra  Entities

5  Dell  computers  located  at  Wynwood  of  the  Palms,  CA  residence

4  Dell  computers  located  at  Clare  Bridge  of  Lake  Park,  CA  residence

                                    EXHIBIT I
                            FORM OF OWNER'S AFFIDAVIT

STATE  OF  WISCONSIN          )          (Name  of  Facility)
                         )  SS:
COUNTY  OF  MILWAUKEE     )

     The undersigned, Kristin A. Ferge (hereinafter the "Affiant"), being duly sworn according to law, deposes and says as follows:

     1.     Affiant  is  the  Vice  President  of  ALS Financing, Inc., a Kansas
                                                   -------------------
corporation, hereinafter the "Company", that Affiant has personal knowledge of the facts that are sworn to in this affidavit, and Affiant is fully authorized and qualified to make this affidavit;

2.     That  the  Company  is  the  owner  of  the land described on Exhibit "A"
                                                                     -----------
attached hereto and made a part hereof by this reference (hereinafter the "Property");

3. That there are no unpaid bills incurred by the Company for work performed upon or materials delivered to the Property for the construction or improvement of the Property during the past twelve (12) months arising by, through or under the Company;

4.     Except  as  shown  on Exhibit "B" attached hereto and made a part hereof,
                             -----------
that the Company is in exclusive undisturbed possession of the Property and no other person has possession or any right to possession of the Property or any interest therein arising by, through or under the Company, but not otherwise, including oil, gas or other minerals, and there are no unrecorded tenancies, leases or other occupancies on the Property except as shown on Exhibit "B"
                                                                     -----------
arising  by,  through  or  under  the  Company,  but  not  otherwise;

5.     Except  as  shown  on  Exhibit  "B",  there  are no financing statements,
                              ------------
chattel mortgages, conditional bills of sale or retention of title agreements affecting any fixtures located on the Property arising by, through or under the Company, but not otherwise;

6.     Except  as  shown  on  Exhibit  "B", there are no unrecorded easements or
                              ------------
claims of easement arising by, through or under the Company, but not otherwise; and no contracts, options or rights to purchase other than in the transaction for which this affidavit is given arising by, through or under the Company;

7.     Except as shown on Exhibit "B", there are no unrecorded judgments, liens,
                          -----------
mortgages, or other claims against the Property arising by, through or under the Company or against the Company which would attach as a lien against the Property;

8. That no proceeding in bankruptcy has ever been instituted by or against the Company, nor has the Company ever made an assignment for the benefit of creditors;

9. That there is no action or proceeding relating to the Property in any state or federal court of the United States nor any state or federal judgment or any federal lien of any kind or nature whatever which now constitutes a lien or charge upon the Property;

10. That the Company has not entered into any agreement with any real estate broker for payment of a real estate commission or fees relating to the purchase, sale, management, leasing or other services in connection with the Property; and

11.     Except  as  shown  on  Exhibit  "B",  there are no unpaid taxes, special
                               ------------
assessments or assessments of any nature, whether imposed by governmental or private authority, against said Property.



                 [THE NEXT FOLLOWING PAGE IS THE SIGNATURE PAGE]

     This affidavit is given to induce CHICAGO TITLE INSURANCE COMPANY to issue its policy of title insurance including endorsements knowing full well that it will rely upon the accuracy of same.

Sworn  to  and  subscribed
before  me  this  ________
day  of  December,  2003.


                              Kristin  A.  Ferge
Notary  Public
[NOTARY  SEAL]

My  commission  expires:


                              OWNER'S  FEDERAL  TAX  I.D.  NUMBER:
                                   39-1935364
                                   ----------

                              OWNER'S  POST-CLOSING  ADDRESS:

                              10000  Innovation  Drive,  Milwaukee,  WI  53226
                              ------------------------------------------------

                                   EXHIBIT "A"

                           [ATTACH LEGAL DESCRIPTION]

                                   EXHIBIT "B"

                        [ATTACH LIST OF TITLE EXCEPTIONS]